UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022

DPCM CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

382 NE 191 Street, #24148
Miami, FL 33179
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 857-5086

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On February 8, 2022, DPCM Capital, Inc., a Delaware corporation (“DPCM”), and D-Wave Systems Inc., a British Columbia corporation (the “Company”), jointly issued a press release announcing the execution of a transaction agreement (the “Transaction Agreement”) among DPCM, the Company, D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of DPCM (the “Issuer”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Issuer (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of the Issuer (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo, pursuant to which, among other things: (i) Merger Sub will merge with and into DPCM, with DPCM surviving as a direct, wholly-owned subsidiary of the Issuer, (ii) the Issuer will indirectly acquire all of the outstanding share capital of the Company and the Company will become an indirect, wholly-owned subsidiary of the Issuer (the “Business Combination,” and, together with the other transactions related thereto, the “Proposed Transaction”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Furnished as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference are (i) the form of investor presentation to be used by DPCM and the Company in presentations for certain of their securityholders and other persons regarding the Proposed Transaction and (ii) a transcript of the webcast accompanying such investor presentation.

The foregoing exhibits and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Additional Information and Where to Find It

A full description of the terms of the Proposed Transaction will be provided in a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by the Issuer that will include a prospectus with respect to the combined company’s securities, to be issued in connection with the Proposed Transaction and a proxy statement with respect to the stockholder meeting of DPCM to vote on the Proposed Transaction. The Issuer and DPCM urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Issuer, DPCM, the Company and the Proposed Transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of DPCM as of a record date to be established for voting on the Proposed Transaction. Once available, stockholders will also be able to obtain a copy of the registration statement on Form S-4 including the proxy statement/prospectus, and other documents filed with the SEC without charge by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to the Issuer, DPCM or the Company, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

The Issuer, DPCM and the Company, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of DPCM’s stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of DPCM is set forth in DPCM’s filings with the SEC. Information about the directors and executive officers of the Issuer and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Proposed Transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to DPCM’s stockholders in connection with the Proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the Proposed Transaction, including the timing and structure of the Proposed Transaction; the listing of the Issuer’s shares; the amount and use of the proceeds of the Proposed Transaction; the combined company’s future growth and innovations the increased adoption of quantum computing solutions and expansion of related market opportunities and use cases; the total addressable market for quantum computing; the consummation of private placements conducted in connection with the Proposed Transaction; the initial market capitalization of the Issuer; the amount of funds available in DPCM’s trust account as a result of stockholder redemptions or otherwise; and the anticipated benefits of the Proposed Transaction.

We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DPCM’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and in the proxy statement/prospectus to be filed by the Issuer in connection with the Proposed Transaction, and other filings with the SEC, as well as factors associated with companies, such as the Company, that are engaged in the business of quantum computing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; the ability to complete the Proposed Transaction due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the Transaction Agreement or otherwise; the occurrence of any event that could give rise to the termination of the Transaction Agreement; risks related to the uncertainty of the forecasted financial information; the outcome of any legal proceedings that may be instituted against the Issuer, DPCM or the Company related to the Transaction Agreement or the Proposed Transaction; risks related to the performance of combined company’s business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of the combined company’s products; the effects of competition on the combined company’s business; the failure to realize the anticipated benefits of the Proposed Transaction; the risk that the combined company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the amount of redemption requests made by DPCM’s public stockholders; the risk that the combined company may never achieve or sustain profitability; the risk that the Company is unable to secure or protect its intellectual property; volatility in the price of DPCM’s securities; the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction; and the risk that the Issuer’s securities will not be approved for listing on the NYSE or if approved, maintain the listing.

Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that the Issuer, DPCM or the Company will achieve their respective objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 8.01	Other Events.

The disclosure set forth above in Item 7.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Press Release of the Registrant and D-Wave Systems Inc., dated February 8, 2022.

99.2	Investor Presentation.

99.3	Transcript of Investor Presentation Webcast.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

Date: February 8, 2022	By:	/s/ Emil Michael
	Name:	Emil Michael
	Title:	Chief Executive Officer

Exhibit 99.1

D-Wave, a Global Leader in Quantum Computing Systems, Software and Services Announces Plans to Bring Commercial Quantum Computing to Public Markets Via Transaction with DPCM Capital, Inc.

Transaction expected to accelerate D-Wave’s ability to expand quantum computing beyond theory and government-funded research to innovative commercial quantum solutions for enterprises

Transaction to result in up to $340 million USD in gross proceeds, including a $40 million USD PIPE, with participation from PSP Investments, Goldman Sachs Asset Management, NEC Corporation, Yorkville Advisors, and Aegis Group Partners. Pro-forma implied market capitalization of the combined company is up to $1.6 billion USD

Strengthens D-Wave’s impact as a center of Canadian quantum computing innovation and technology

BURNABY, B.C., PALO ALTO, Calf., MIAMI (Feb. 8, 2022) – D-Wave Systems Inc., a leader in quantum computing systems, software, and services—and the only provider building both annealing and gate-model quantum computers (“D-Wave” or the “Company”)—announced today that it has entered into a definitive transaction agreement with DPCM Capital, Inc. (NYSE: XPOA), a publicly traded special purpose acquisition company (“DPCM Capital”). As described below and subject to certain limitations, an innovative feature of the transaction provides DPCM Capital’s non-redeeming public stockholders the opportunity to receive a pro rata portion of a bonus pool of 5 million shares at transaction close.

The transaction is expected to enhance D-Wave’s leadership in commercial quantum computing and accelerate quantum use cases into significant customer segments, including manufacturing, logistics, pharmaceuticals, finance, and government. Upon closing of the transaction, shares of D-Wave Quantum Inc., a newly formed parent company of D-Wave and DPCM Capital, are expected to trade on the NYSE under the symbol “QBTS.”

The computational value of quantum computing underpins the promise of even greater societal and business impact—from the creation of new products and identification of new lines of business, to solutions unimagined in weather modeling, global supply chain distribution, financial market optimization, drug discovery, and new materials.

“Today marks an inflection point signaling that quantum computing has moved beyond just theory and government-funded research to deliver commercial quantum solutions for business,” said Alan Baratz, CEO, D-Wave. “D-Wave, along with DPCM Capital and our new and long-term investors PSP Investments, Goldman Sachs Asset Management (Goldman Sachs), NEC Corporation, Yorkville Advisors, and Aegis Group Partners, collectively believe that this isn’t a moment of hope or science. Instead, we believe this event represents a moment of practical value creation for customers and for investors. We are working with our customers to identify applications with high likelihood of quantum value and to translate those problems to run on the quantum computer and then validate that value. We expect this ‘value creation and validation’ to accelerate as an increasing number of diverse use cases emerge—creating a robust cycle of product delivery, application development, and market growth.”

D-Wave will use the proceeds from the transaction to further accelerate its delivery of in-production quantum applications for blue-chip customers and to build on the 200 plus U.S. patents that have been granted to D-Wave since its founding in 1999. The transaction also represents a milestone in Canada’s market-leading development of a robust quantum ecosystem. Ground-breaking research and development (R&D) will continue to be centered at D-Wave’s British Columbia-based Quantum Center for Excellence. D-Wave’s R&D focus will be on the next generations of annealing quantum computers, advancing its gate-model program, and continuing to enhance D-Wave’s Leap™ quantum cloud service, hybrid solvers, and software development tools. D-Wave expects to continue to grow its global footprint beyond the United States, Canada, Europe, Japan, Singapore, and Australia to other emerging markets for quantum computing.

“While quantum computing is complex, its value and benefits are quite simple: finding solutions to problems that couldn’t be previously solved, or solving problems faster with more optimal results,” said Emil Michael, CEO, DPCM Capital, Inc. “D-Wave is at the forefront of developing this market, already delivering the significant benefits of quantum computing to major companies across the globe. As the only quantum computing company in the world that is building both annealing and gate-model quantum computers, D-Wave will have access to the full projected $150 billion quantum computing total addressable market (TAM). With the near-term TAM expected to exceed $1 billion, and the potential for the TAM to rapidly expand as annealing quantum computing applications mature and gate-model applications emerge, we are confident that D-Wave will continue to deliver long-term value to stockholders by accelerating the commercial quantum computing market.”

The need for quantum is real today, and it is accelerating: In a 2020 report by 451 Research, a S&P Global market intelligence company, 31% of enterprises surveyed stated that they had abandoned complex problems because of the time required for resolution. The report also found that 39% of companies are currently experimenting with quantum computing, and 81% of companies plan to have quantum use cases in the next three years.

Enhancing D-Wave’s Leadership in Commercial Quantum Computing

We believe D-Wave is at the forefront of delivering the benefits of quantum to a range of customer segments and is the only quantum computing company demonstrating the commercial value of quantum computing to a blue-chip customer base. D-Wave is also the only quantum computing provider that has operational and commercial experience running a quantum computing business at scale. D-Wave’s commercial customers include 25 of Forbes’ Global 2000 companies including industry leaders like Volkswagen, Toyota’s R&D Labs, Accenture, BBVA, NEC Corporation, Save-On-Foods, DENSO, and Lockheed Martin. In addition to the enterprise customers already actively using D-Wave, thousands of developers across the globe have built hundreds of early quantum applications in diverse areas that include resource scheduling, mobility, logistics, drug discovery, portfolio optimization, manufacturing processes, and many more.

D-Wave’s Key Advantages:

•

D-Wave is the only company in the world building both annealing and gate-model quantum computers. This is important because different types of quantum systems benefit different types of quantum applications: D-Wave’s annealing systems are designed to unlock complex optimization problems; gate-model and annealing systems can both solve linear algebraic and factoring problems, like those in machine learning and cryptography; and D-Wave’s gate-model program is expected to produce systems that are most suited for differential equations, like those in quantum chemistry.

•

D-Wave is the first, and only, provider to offer real-time, full-stack quantum systems: from superconducting quantum processing unit (QPU) chip fabrication that powers the quantum systems, to hardware engineering, post-processing software, quantum hybrid solvers, and open-source developer tools. This approach, coupled with real-time quantum cloud delivery of these products, yields a regular, rapid product-to-market benefit for customers.

•

D-Wave is also the only company today with a quantum computer that supports business applications at production scale. Delivered as Quantum Computing as a Service (QCaaS) in D-Wave’s Leap quantum-cloud service and available in 38 countries, D-Wave provides both broad access and professional services-enabled quantum hybrid application development.

All of this contributes to the acceleration of the use of, and demand for, quantum computing.

Transaction Overview:

The transaction values D-Wave at an equity value of approximately $1.2 billion USD. The transaction also includes an innovative incentive structure, whereby a bonus pool of 5 million shares will be allocated pro rata to non-redeeming public stockholders of DPCM Capital, effectively reducing their cost basis. A similar bonus pool of up to 1.8 million shares has been established for Private Investment in Public Equity (“PIPE”) investors to ensure the same effective cost basis for PIPE investors as for public stockholders of DPCM Capital.

The combined company will receive $300 million USD in gross proceeds from DPCM Capital’s trust account—assuming no redemptions by DPCM Capital’s public stockholders—as well as $40 million USD in gross proceeds from a group of strategic and institutional investors participating in the transaction via a committed PIPE. The PIPE is led by new and existing investors including leading Canadian public-sector pension-plan manager PSP Investments, NEC Corporation, Goldman Sachs, Yorkville Advisors, and Aegis Group Partners.

Following closing, the combined company will continue to operate from D-Wave’s R&D and head office location in British Columbia, Canada.

The transaction, which has been unanimously approved by the Board of Directors of D-Wave as well as the Board of Directors of DPCM Capital, is expected to close in the second quarter of 2022, subject to the satisfaction of customary closing conditions, including the approval of the stockholders of DPCM Capital.

Additional information about the proposed transaction, including a copy of the transaction agreement and investor presentation, will be provided in a Current Report on Form 8-K and in D-Wave Quantum Inc.’s registration statement on Form S-4, which will include a document that serves as a prospectus of D-Wave Quantum Inc. and proxy statement of DPCM Capital—referred to as a proxy statement/prospectus—each of which will be filed by D-Wave Quantum Inc. and DPCM Capital with the Securities and Exchange Commission (“SEC”) and available at www.sec.gov.

Conference Call Information:

DPCM Capital’s investor webcast presentation reviewing the transaction can be accessed by visiting D-Wave’s investor relations site here. A transcript of the webcast will also be filed by DPCM Capital with the SEC.

Advisors

Morgan Stanley & Co. LLC (“Morgan Stanley”) is serving as the exclusive financial advisor to D-Wave. Paul, Weiss, Rifkind, Wharton & Garrison LLP and Blake, Cassels & Graydon LLP are serving as legal counsel to D-Wave. Citigroup Global Markets Inc. (“Citigroup”) is serving as the lead capital markets advisor to DPCM Capital. UBS Investment Bank is also serving as capital markets advisor to DPCM Capital. Greenberg Traurig LLP and Stikeman Elliott LLP are serving as legal counsel to DPCM Capital. Morgan Stanley and Citigroup are also acting as placement agents for DPCM Capital with respect to a portion of the PIPE financing raised for certain Qualified Institutional Buyers and Institutional “Accredited Investors.” Morgan Stanley and Citigroup did not act as placement agents or participate in any role with respect to, and will not earn any fees from, the portion of the PIPE financing which was conducted by D-Wave. Longview Communications and Public Affairs is serving as D-Wave’s Canadian public affairs advisor.

About D-Wave Systems Inc.

D-Wave is a leader in the development and delivery of quantum computing systems, software and services, and is the world’s first commercial supplier of quantum computers—and the only company developing both annealing quantum computers and gate-model quantum computers. Our mission is to unlock the power of quantum computing today to benefit business and society. We do this by delivering customer value with practical quantum applications for problems as diverse as logistics, artificial intelligence, materials sciences, drug discovery, scheduling, cybersecurity, fault detection, and financial modeling. D-Wave’s systems are being used by some of the world’s most advanced organizations, including NEC Corporation, Volkswagen, DENSO, Lockheed Martin, Forschungszentrum Jülich, University of Southern California, and Los Alamos National Laboratory. With headquarters and the Quantum Engineering Center of Excellence based near Vancouver, Canada, D-Wave’s U.S. operations are based in Palo Alto, Calif. D-Wave has a blue-chip investor base that includes PSP Investments, Goldman Sachs, BDC Capital, NEC Corp., Aegis Group Partners, and In-Q-Tel.

About DPCM Capital Inc.:

DPCM Capital, Inc. is a special purpose acquisition company led by Chairman and CEO Emil Michael, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business in combination with one or more businesses. UBS Securities LLC acted as sole book-running manager for DPCM Capital’s initial public offering. Its common stock, units, and warrants began trading on the NYSE on Oct. 23, 2020, under the ticker symbols XPOA, XPOA.U and XPOA WS, respectively. Affiliated with the SPAC at the board, management and advisory level, is a team made up of entrepreneurs and operators, including Eric Schmidt, former CEO of Google, Betsy Atkins, a world-class governance expert and enterprise entrepreneur, and Denmark West, one of the early members of the team at Microsoft’s Xbox.

Important Information About the Proposed Transaction and Where to Find It:

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by D-Wave Quantum Inc. that will include a prospectus with respect to the combined company’s securities, to be issued in connection with the transaction and a proxy statement with respect to the stockholder meeting of DPCM Capital to vote on the transaction. D-Wave Quantum Inc. and DPCM Capital urge investors, stockholders, and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about D-Wave Quantum Inc., DPCM Capital, D-Wave, and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of DPCM Capital as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form S-4—including the proxy statement/prospectus and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties, and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed transaction, including the timing and structure of the proposed transaction; the listing of D-Wave Quantum Inc.’s shares; the amount and use of the proceeds of the proposed transaction; the combined company’s future growth and innovations; the increased adoption of quantum computing solutions and expansion of related market opportunities and use cases; the total addressable market for quantum computing; the consummation of private placements conducted in connection with the proposed transaction; the initial market capitalization of D-Wave Quantum Inc.; the amount of funds available in DPCM’s trust account as a result of stockholder redemptions or otherwise; and the anticipated benefits of the proposed transaction. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in DPCM’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and in the proxy statement/prospectus to be filed by D-Wave Quantum Inc. in connection with the proposed transaction, and other filings with the SEC, as well as factors associated with companies, such as D-Wave, that are engaged in the business of quantum computing, including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; the ability to complete the proposed transaction due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the definitive transaction agreement or otherwise; the occurrence of any event that could give rise to the termination of the definitive transaction agreement; risks related to the uncertainty of the forecasted financial information; the outcome of any legal proceedings that may be instituted against DPCM, D-Wave, or D-Wave Quantum Inc. related to the definitive transaction agreement or the proposed transaction; risks related to the performance of combined company’s business and the timing of expected business or financial milestones; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof; the performance of the combined company’s products; the effects of competition on the combined company’s business; the failure to realize the anticipated benefits of the proposed transaction; the risk that the combined company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the amount of redemption requests made by DPCM’s public stockholders; the risk that the combined company may never achieve or sustain profitability; the risk that D-Wave is unable to secure or protect its intellectual property; volatility in the price of DPCM’s securities; the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; and the risk that D-Wave Quantum Inc.’s securities will not be approved for listing on the NYSE or, if approved, maintain the listing. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that D-Wave Quantum Inc., DPCM Capital, or D-Wave will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets, or the business described herein or a commitment to D-Wave Quantum Inc., DPCM Capital, or D-Wave, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance, or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

D-Wave Quantum Inc., DPCM Capital, and D-Wave, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of DPCM Capital’s stockholders in respect of the transaction. Information about the directors and executive officers of DPCM Capital is set forth in DPCM Capital’s filings with the SEC. Information about the directors and executive officers of D-Wave Quantum Inc. and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to DPCM Capital’s stockholders in connection with the proposed transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Contacts

For D-Wave:

Investor Contact:

Kevin Hunt

ir@dwavesys.com

Media Contact:

Addy Bhasin

Launch Squad

media@dwavesys.com

For DPCM Capital:

Megan Kilkenny

mkilkenny@hstrategies.com

Exhibit 99.2 QUANTUM

GENERAL CAUTIONARY NOTE CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation (“Presentation”) is solely for informational purposes and has been prepared to assist interested parties in making their own This Presentation contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. evaluation with respect to a potential business combination transaction (the “Transaction”) pursuant to which D-Wave Systems Inc. (“D-Wave”) Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” and DPCM Capital, Inc. (“DCPM”) will become subsidiaries of a newly formed parent company, D-Wave Quantum Inc. (“D-Wave Quantum”). “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “forecast,” “projection” or the negative of these The consummation of the Transaction is also subject to other various risks and contingencies, including customary closing conditions. There terms or other comparable terminology and similar expressions that predict or indicate future events or trends or that are not statements of can be no assurance that the Transaction will be consummated on the terms described herein or at all. As such, the subject matter of this historical matters. These forward-looking statements include, but are not limited to, statements regarding the proposed Transaction, including Presentation is evolving and is subject to further change by D-Wave Quantum, D-Wave and DPCM in their joint and absolute discretion. the timing and structure of the Transaction, the listing of the combined company’s shares, the amount and use of the proceeds of the Transaction, our future growth and innovations, the increased adoption of quantum computing solutions and expansion of related market No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law, in opportunities and use cases, the PIPE, the initial market capitalization of the combined company, the amount of funds available in the trust no circumstances will D-Wave Quantum, DPCM, D-Wave or any of their respective subsidiaries, stockholders, affiliates, representatives, account as a result of stockholder redemptions or otherwise and the benefits of the Transaction, statements regarding estimates and forecasts directors, officers, employees, advisers or agents be responsible or liable for a direct, or indirect loss arising from the use of this Presentation, of financial performance, projections of addressable market opportunity for quantum computing and expectations regarding product its contents, its omissions, reliance on the information contained within it, on opinions communicated in relation thereto or otherwise arising in development and functionality. These statements are based on various assumptions, whether or not identified in this Presentation, on the connection therewith. current expectations of the respective management of D-Wave and DPCM and are not predictions of actual performance. These forward- This Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of D-Wave looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a Quantum, D-Wave, DPCM or the Transaction. You should each make your own evaluation thereof and should make such other investigations guarantee, an assurance, a prediction or a definitive statement of fact or probability regarding future performance, events or circumstances. as you deem necessary. Neither the Securities and Exchange Commission (the “SEC”) nor any other securities regulatory authority has Actual performance, events and circumstances are difficult or impossible to predict and will differ from forward-looking statements. Many of approved or disapproved of this Presentation and any representation to the contrary is a criminal offense. This Presentation does not the factors affecting actual performance, events and circumstances are beyond the control of D-Wave and DPCM. Consequently, forward- constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or looking statements are subject to a number of risks and uncertainties, including with respect to: changes in the business of D-Wave, D-Wave’s jurisdictions in which such offer, solicitation or sale would be unlawful. market, financial, political and legal conditions; the ability of the parties to successfully or timely consummate the Transaction, including as may relate to obtaining regulatory approvals or the approval of the stockholders of DPCM or D-Wave; the amount of redemptions by DPCM’s IMPORTANT INFORMATION AND WHERE TO FIND IT stockholders; the ability of DPCM and D-Wave to issue equity or equity-linked securities or obtain financing in connection with the Transaction or in the future; unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transaction; the A full description of the terms of the Transaction will be provided in a registration statement on Form S-4 to be filed with the SEC by D-Wave Quantum that will include a prospectus with respect to the combined company’s securities to be issued in connection with the Transaction and failure to satisfy other closing conditions in the transaction agreement or otherwise, the occurrence of any event that could give rise to the termination of the transaction agreement, the failure to consummate the PIPE, failure to realize the anticipated benefits of the Transaction; a proxy statement with respect to the stockholder meeting of DPCM Capital to vote on the Transaction. D-Wave Quantum and DPCM urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other risks relating to the uncertainty of the forecasted financial information; risks related to the performance of D-Wave’s business and the timing of documents filed with the SEC, because these documents will contain important information about D-Wave Quantum, DPCM, D-Wave and the expected business or financial milestones, including with respect to revenue, Adjusted EBITDA and free cash flow; unanticipated technological or project development challenges, including with respect to the cost and or timing thereof, and the performance of D-Wave’s products; the Transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of DPCM as of a record date to be established for voting on the Transaction. Once available, effects of competition on D-Wave’s business; and those factors to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed by D-Wave Quantum with the SEC and included in DPCM’s final prospectus that forms a part of DPCM’s Registration shareholders will also be able to obtain a copy of the registration statement on Form S-4—including the proxy statement/prospectus and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Statement on Form S-1 (Reg. No. 333-249274), filed with the SEC pursuant to Rule 424(b)(4) on October 23, 2020 (the “Prospectus”) under Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email the heading “Risk Factors,” and other documents DPCM has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). additional risks of which neither DPCM nor D-Wave are aware, or that DPCM nor D-Wave currently believe are immaterial, that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, you are cautioned that past PARTICIPANTS IN THE SOLICITATION performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that D- D-Wave Quantum, DPCM and D-Wave, and their respective directors and executive officers, may be deemed participants in the solicitation of Wave Quantum, DPCM Capital or D-Wave will achieve our objectives and plans in any specified time frame, or at all. Forward-looking proxies of DPCM’s stockholders in respect of the Transaction. Information about the directors and executive officers of DPCM Capital is set statements reflect DPCM’s and D-Wave’s expectations, plans, forecasts or future events and views as of the date of this Presentation. DPCM forth in DPCM’s filings with the SEC. Information about the directors and executive officers of D-Wave Quantum and more detailed information and D-Wave anticipate that subsequent events and developments will cause DPCM’s and D-Wave’s assessments to change. Except as regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the required by applicable law, DPCM and D-Wave specifically disclaim any obligation to update forward-looking statements. You should, definitive proxy statement/prospectus for the Transaction when available. Additional information regarding the identity of all potential therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Presentation. participants in the solicitation of proxies to DPCM’s stockholders in connection with the proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy CAUTIONARY NOTE REGARDING FORECASTED FINANCIAL INFORMATION statement/prospectus, when it becomes available. This Presentation contains forecasts of financial information for the years 2021 through 2026, including with respect to revenue, growth, gross profit, gross margin, Adjusted EBITDA, Adjusted EBITDA margin and free cash flow. None of years 2021 through 2026 is complete and all such financial information with respect to such periods are projections for future periods and do not in any way reflect actual results. Such forecasted financial information is, by its nature, forward-looking and is subject to all of the risks associated with forward-looking information described above and below. Such forecasted financial information is included in this Presentation for illustrative purposes only and should not be relied upon in any way as being indicative of future results. The assumptions and estimates underlining such forecasted financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that will invariably cause actual future results to differ from such forecasted financial information and such differences may be material. See “Cautionary Note Regarding Forward-Looking Statements” above and “Certain Risks Related to DPCM and the Transaction” and “Certain Risks Related to D-Wave” below. The inclusion of forecasted financial information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. No auditor has audited, reviewed, compiled or performed any procedures with respect to the forecasted financial information included in this Presentation and, accordingly, no auditor has expressed any opinion thereon or provided any assurance with respect thereto. 2 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

CAUTIONARY NOTE REGARDING NON-GAAP FINANCIAL MEASURES CERTAIN RISKS RELATED TO D-WAVE This Presentation includes certain financial measures (including on a forward-looking basis), such as Adjusted EBITDA, Adjusted EBITDA margin and The risks presented below are certain of the general risks related to the D-Wave’s business, industry and ownership structure and are not free cash flow. These financial measures do not have any standardized meaning under U.S. generally accepted accounting principles (“GAAP”) and exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the DPCM and D-Wave with the SEC. These are, therefore, non-GAAP measures. D-Wave defines Adjusted EBITDA as net income (loss), before interest expense, depreciation and amortization risks speak only as of the date of this Presentation and we make no commitment to update such disclosure, except as required by applicable (including system cost depreciation), stock-based compensation and income taxes. D-Wave defines Adjusted EBITDA Margin as Adjusted EBITDA law. The risks highlighted in future filings with the SEC may differ significantly from and will be more extensive than those presented below. divided by total revenue. D-Wave defines free cash flow as Adjusted EBITDA after capital expenditures. These non-GAAP measures are provided as D-Wave is in its growth stage which makes it difficult to forecast its future results of operations and its funding requirements. supplemental information and are not a substitute for (or in any way superior to) measures of financial performance prepared in accordance with GAAP • D-Wave is in its growth stage which makes it difficult to forecast its future results of operations and its funding requirements. and should not be considered as an alternative to net income, operating income, cash flow from operations or any other performance or operating measure derived in accordance with GAAP. D-Wave believes that these non-GAAP measures of financial performance provide useful supplemental • D-Wave has a history of losses and expects to incur significant expenses and continuing losses for the foreseeable future and may never achieve or sustain profitability. information to investors about D-Wave. D-Wave’s management uses forward-looking non-GAAP measures to evaluate D-Wave’s projected financial and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP • D-Wave may need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all. equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial • If D-Wave fails to attract new customers and retain and increase the spending of existing customers, its revenue, business, results of performance and, therefore, D-Wave’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. No operations, financial condition and growth prospects would be harmed. reconciliation of these non-GAAP measures are included because they are forecasts with respect to the Transaction. • If D-Wave does not adequately fund its research and development efforts or use research and development teams effectively, it may MARKET AND INDUSTRY DATA AND FORECASTS not be able to achieve its technological goals, meet customer and market demand, or compete effectively and its business and Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research operating results may be harmed. reports prepared for other purposes. Neither DPCM nor D-Wave has independently verified the data obtained from these sources and cannot assure • D-Wave’s estimates of the magnitude of the market opportunity and forecasts of market growth may prove to be inaccurate. you of the data’s accuracy or completeness. All such data is subject to change and DPCM and D-Wave assume no obligation to update the information in this Presentation. • Even if the market in which D-Wave competes achieves the forecasted growth, D-Wave’s business could fail to grow at similar rates, if at all. CERTAIN RISKS RELATING TO DPCM AND THE TRANSACTION • D-Wave may not manage growth effectively. Directors and officers of DPCM have potential conflicts of interest in recommending that stockholders vote in favor of approval of the Proposed Business Combination. • D-Wave’s business and growth are dependent on the success of its strategic relationships with third parties. • Directors and officers of DPCM have potential conflicts of interest in recommending that stockholders vote in favor of approval of the • D-Wave may need additional capital to pursue its business objectives and respond to business opportunities, challenges or unforeseen Transaction. circumstances, and it cannot be sure that additional financing will be available. • DPCM’s initial stockholders have agreed to vote in favor of the Transaction, regardless of how its public stockholders vote. • Currency exchange rate fluctuations may negatively affect D-Wave’s results of operations. • DPCM’s initial stockholders, directors, officers, advisors, and their affiliates may elect to purchase shares or public warrants from public • D-Wave’s ability to use net operating loss carryforwards and other tax attributes may be limited in connection with a business stockholders, which may influence a vote on the Transaction and reduce the public “float” of DPCM’s common stock. combination or other ownership changes, and the geographic areas in which it recognizes revenue and profit. • Subsequent to the consummation of the Transaction, the combined company may be required to take write-downs or write-offs, restructuring and • The immature market for quantum computing may lead to D-Wave misreading market demand and the timeframes it will take to close impairment or other charges that could have a significant negative effect on its financial condition, results of operations and stock price, which customer contracts and grow revenue, which would adversely affect its business, results of operations and financial condition. could cause you to lose some or all of your investment. • D-Wave’s business model includes a four-phase engagement model, with customers transitioning through the phases. If D-Wave • The combined company may invest or spend the proceeds of the Transaction in ways with which the investors may not agree or in ways which cannot successfully convert customers through the phases at the rate that it expects, its business will be negatively impacted and could may not yield a return. fail. • Legal proceedings may be instituted against DPCM or D-Wave related to the transaction agreement or the Transaction, which may adversely • The quantum computing industry is competitive on a global scale and D-Wave may not be successful in competing in this industry or impact the ability to complete the Transaction and result in the parties incurring additional costs, which could be substantial. establishing and maintaining confidence in its long-term business prospects among current and future partners and customers. • Each of DPCM and D-Wave have incurred and will incur substantial costs in connection with the Transaction, such as legal, accounting, • D-Wave’s Platform as a Service (PaaS) business is dependent upon its relationship with third-party cloud providers and any disruption consulting, and financial advisory fees. of or interference with its use of such third-party providers would adversely affect its business, results of operations and financial condition. • While DPCM and D-Wave work to complete the Transaction, management’s focus and resources may be diverted from operational matters and other strategic opportunities. • D-Wave does not have the history with its solutions or pricing models necessary to accurately predict optimal pricing necessary to attract new customers and retain existing customers, which may adversely affect its ability to attract new customers and retain existing • D-Wave’s operations may be restricted during the pendency of the Transaction pursuant to terms of the BCA. customers. • The combined company’s actual financial position and results of operations may differ materially from the unaudited pro forma financial • Competitive pressures may put pressure on D-Wave’s pricing, which may require D-Wave to reduce its pricing in order to provide information presented to investors. competitively priced access to its products and services. • There can be no assurance that the common stock issued in connection with the Transaction will be approved for listing on the NYSE following • The quantum computing industry is in its early stages and is volatile, and if it does not develop, if it develops slower than D-Wave the closing, or that the combined company will be able to comply with the continued listing standards of the NYSE. expects, if it develops in a manner that does not require use of D-Wave’s quantum computing solutions, if it encounters negative • The ability of DPCM stockholders to exercise redemption rights with respect to a large number of shares could deplete DPCM’s trust account publicity or if D-Wave’s solution does not drive commercial engagement, the growth of its business will be harmed. prior to the Transaction and thereby diminish the amount of working capital of the combined company. • Uncertainty about the effect of the Transaction may affect DPCM’s ability to retain key employees and integrate management structures and may materially impact the management, strategy, and results of the operation as a combined company. • The combined company may incur successor liabilities due to conduct arising prior to the completion of the Transaction. 3 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

• If D-Wave’s quantum computing technology fails to deliver customer value to a broader range of customers versus existing classical • A key application of D-Wave’s quantum annealing technology is for optimization problems which, while a very broad market, requires approaches, its business, financial condition and future prospects may be harmed. continued research and development in order for D-Wave’s quantum annealing system to fully address the optimization market, and if that research and development is not successful this may limit its adoption to a narrow range of customers. If D-Wave cannot • If D-Wave fails to offer high-quality customer support, or if the cost of such support is not consistent with corresponding levels of successfully attract a broader range of customers to its quantum annealing technology, its business will be negatively impacted and revenue, its business, results of operations and reputation may be harmed. could fail. • Real or perceived errors, failures or bugs in D-Wave’s products and services could materially and adversely affect its operating • D-Wave’s quantum gate system, which is a strategic milestone for D-Wave’s technical roadmap and commercialization, is not yet results, financial condition and growth prospects. available for customers and may not be available on the timelines D-Wave expects or at all. • D-Wave could suffer disruptions, outages, defects and other performance and quality problems with its quantum computing systems • Even if D-Wave is successful in executing on its product roadmap and strategy and delivering increasingly more powerful quantum or with the public cloud and internet infrastructure on which its PaaS relies. computing systems and services, competitors in the industry may achieve technological breakthroughs which render D-Wave’s • D-Wave is subject to subscription and payment processing risk from its third-party vendors and any disruption to such processing quantum computing systems and services obsolete or inferior to other products and services. systems could adversely affect its business and results of operations. • Federal, state, provincial and foreign laws and regulations related to privacy, data use and security could adversely affect D-Wave. • The design and manufacturing of D-Wave’s quantum computers are dependent on a number of critical suppliers and unknown supply • D-Wave is subject to U.S., Canadian and foreign anti-corruption, anti-bribery and similar laws, and non-compliance with such laws chain issues that could delay the introduction of D-Wave’s products and services or a significant disruption in its supplier base could can subject it to criminal or civil liability and harm its business. have a material adverse effect on D-Wave’s business, financial condition and results of operations. • D-Wave is subject to export and import controls and economic sanctions laws that could impair its ability to offer its products or make • If D-Wave cannot successfully execute on its strategy, including in response to changing customer needs and new technologies and its platform available in some jurisdictions, or subject it to liability if it is not in compliance with applicable laws. other market requirements, or achieve its objectives in a timely manner, its business, financial condition and results of operations could be harmed.• Governmental decisions with respect to perceived national security risks associated with quantum computing technology could impede the selling of D-Wave’s products and services. • D-Wave’s products and services may not achieve market success, but will still require significant costs to develop. • D-Wave’s business is exposed to risks associated with litigation, investigations and regulatory proceedings. • D-Wave is highly dependent on its ability to attract and retain senior management and other key employees, such as quantum physicists, professional services technical delivery experts and other key technical employees, who are critical to its success. If D-• D-Wave may become subject to product liability claims, which could harm its financial condition and liquidity if it is not able to Wave fails to continue to retain talented, highly qualified senior management, technical employees and other key employees or successfully defend or insure against such claims. attract them when needed, such failure could negatively impact its business. • D-Wave is subject to requirements relating to environmental and safety regulations, which could adversely affect its business, results • D-Wave may not be able to accurately estimate the future supply and demand for its products and services, which could result in a of operation and reputation. variety of inefficiencies in its business and hinder its ability to generate revenue. If D-Wave fails to accurately predict its • If D-Wave is unable to obtain and maintain patent protection for its products and technology, or if the scope of the patent protection manufacturing requirements, it could incur additional costs or experience delays. obtained is not sufficiently broad or robust, its competitors could develop and commercialize products and technology similar or • If D-Wave is unable to attract third-party developers, ISVs or others who develop software applications that use its technology, it may identical to D-Wave’s, and its ability to successfully commercialize its product and technology may be adversely affected. Moreover, not be competitive and its business or results of operations may be harmed. the secrecy of D-Wave’s trade secrets could be compromised, which could cause it to lose the competitive advantage resulting from these trade secrets. • If D-Wave’s products and services are not compatible with some or all industry-standard software and hardware in the future, its business could be harmed.• D-Wave’s patent applications may not result in issued patents or its patent rights may be contested, circumvented, invalidated or limited in scope, any of which could have a material adverse effect on D-Wave’s ability to prevent others from interfering with its • Any cybersecurity-related attack, significant data breach or disruption of the information technology systems, networks or third-party commercialization of its products. processors on which D-Wave relies could damage its reputation and adversely affect its business. • D-Wave may face patent infringement and other intellectual property claims that could be costly to defend, result in injunctions and • Market adoption of cloud-based online quantum computing platform solutions is relatively new and unproven and may not grow as D- significant damage awards or other costs (including indemnification of third parties or costly licensing arrangements (if licenses are Wave expects, which may harm its business and results of operations and, even if market demand increases, the demand for D- available at all)) and limit D-Wave’s ability to use certain key technologies in the future or require development of non-infringing Wave’s PaaS may not increase, or certain customers may be reluctant to use a cloud-based PaaS for applications. products, services, or technologies, which could result in a significant expenditure and otherwise harm D-Wave’s business. • Unfavorable conditions in D-Wave’s industry or the global economy, could limit D-Wave’s ability to grow its business and negatively • Some of D-Wave’s intellectual property has been conceived or developed pursuant to government-funding agreements which impose affect its results of operations. certain obligations on D-Wave. Compliance with such obligations may limit D-Wave’s ability to freely transfer its assets without • Government actions and regulations, such as tariffs and trade protections measures, may limit D-Wave’s ability to provide products incurring substantial additional repayment obligations. and services to its customers and obtain products from its suppliers. Readers should also carefully review the factors set forth in DPCM’s Prospectus under the heading “Risk Factors,” which “Risk Factors” are • D-Wave’s operating and financial results forecast relies in large part upon assumptions and analyses developed by D-Wave. If these incorporated by reference in this Presentation, as well as those factors to be included under the header “Risk Factors” in the registration assumptions or analyses prove to be incorrect, D-Wave’s actual operating results may be materially different from its forecasted statement on Form S-4 to be filed by D-Wave Quantum with the SEC when it becomes available. results. • If D-Wave engages in acquisitions, divestitures, strategic investments or strategic partnerships and fails to achieve favorable results, D-Wave’s business, financial condition and operating results could be harmed. • D-Wave may in the future be adversely affected by continuation or worsening of the global COVID-19 pandemic, its various strains or future pandemics. • System failures, interruptions, delays in service, catastrophic events, inadequate infrastructure and resulting interruptions in the availability or functionality of D-Wave’s quantum computing systems or services could harm its reputation or subject it to significant liability, and adversely affect its business, financial condition and operating results. 4 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

TRANSACTION OVERVIEW

Opportunity to invest in a leading independent full-stack Quantum Computing provider, offering integrated hardware, software, professional services and application development tools delivering real-world impact at scale

100% primary capital to be invested in R&D and commercialization

No secondary share sales

PRO-FORMA OWNERSHIP[1]


DPCM Sponsor
3%
SPAC Shareholders
22%
PIPE Investors
3%
D-Wave Shareholders
72%

SOURCES AND USES[1,2], $MM

SOURCES	
Existing SPAC Trust	$300.0
PIPE	40.00
Target Rollover Equity	1,200.0
Total Sources	**$1,540.0**
USES	
Cash to Balance Sheet	$279.9
SPAC Fees & Expenses	35.1
Target Fees & Expenses	25.0
Target Rollover Equity	1,200.0
Total Uses	**$1,540.0**

PRO-FORMA VALUATION[1,2], $MM, except share price

POST-CLOSING VALUATION	
Share Price	$10.00
Fully Diluted Shares	159.687
Market Capitalization	**$1,596.9**
Total Cash	279.9
Total Debt	30.0
Enterprise Value	**$1,347.0**
Enterprise Value / 2026E Revenue[3]	2.4x

1. All data, as applicable: (i) assumes a price of $10 per share; (ii) assumes no redemptions by existing SPAC shareholders; (iii) excludes 18 million SPAC warrants to acquire shares at $11.50 per share (pursuant to the terms of DPCM's warrant agreement, the bonus share structure is expected to result in the adjustment of the number of shares into which each of DPCM's existing SPAC warrants is exercisable by the same ratio by which the non-redeeming DPCM public shareholders will receive bonus shares); and (iv) excludes 1.81 million SPAC shares held by DPCM Sponsor that are subject to vesting at 120% of the effective cost base of the public stockholders. Reference to D-Wave shareholders/Target Rollover Equity includes existing holders of D-Wave equity, warrants and equity incentives, calculated on a treasury stock method after giving effect to the aggregate exercise price of D-Wave warrants and equity incentives.
2. Excludes impact from expected bonus pools for non-redeeming SPAC shareholders and PIPE investors, with potential for combined incremental 6.8MM shares to be issued to SPAC shareholders and PIPE investors. Bonus pool for non-redeeming SPAC shareholders is fixed at 5MM up to 63.3% redemption level; bonus pool for PIPE shareholders is variable based on redemptions up to 1.8MM shares, or a 63.3% redemption level, to ensure the same cost basis for PIPE investors as SPAC shareholders. At zero redemptions, effective cost base is $8.57.
3. Expected revenue has been prepared on the basis of certain technical, market, competitive and other assumptions to be subsequently described in further detail, and which may not be satisfied. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time frame described or at all.

5 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D:WAVE

6 O U R M I S S I O N TO UNLOCK THE POWER OF QUANTUM COMPUTING TO BENEFIT BUSINESS AND SOCIETY 6 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

D-WAVE AT A GLANCE

HQ: Vancouver, B.C.

EMPLOYEES: 180+ (70% R&D)

BUSINESS MODEL: The Quantum Cloud Company

PLATFORM AS A SERVICE (PaaS): Real-time access to quantum/hybrid computing systems. Recurring revenue model.

PROFESSIONAL SERVICES (PS): Application development and other support services. Consulting revenue model.

SELECT USE CASES: Portfolio optimization, supply chain optimization, protein design, patient trials, machine learning model training

MARKET LEADER

- First real-time quantum cloud platform
- 5,000+ qubit system
- 250+ early applications

STRONG CUSTOMER BASE

AIRBUS, accenture, DENSO, menten.AI, gsk GlaxoSmithKline, VW, OTI, RECRUIT, save on foods, LOCKHEED MARTIN, *100+ others*

WORLD-CLASS INVESTORS

PSP Investments, bdc, Goldman Sachs, NEC

THOUGHT LEADERSHIP

- 200+ U.S. patents granted and 100+ pending worldwide
- Top five quantum patent portfolio globally
- 36 PhDs
- Over 100 scientific papers published

7 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D:WAVE

D-WAVE DIFFERENTIATORS QUANTUM ANNEALING: FULL STACK PROVIDER: REAL-TIME QUANTUM Required for optimization Annealing and gate systems, CLOUD SERVICE problems and addressing cloud service, software tools, for in-production applications the full quantum TAM professional services THREE MILLION TIMES FIVE GENERATIONS SPEED-UP on a real-world of on-time product delivery materials problem 8 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC. 8

9 1 D-WAVE ENABLES THE FULL QUANTUM EXPECTED TAM COMBINATORIAL OPTIMIZATION LINEAR ALGEBRA & FACTORIZATION DIFFERENTIAL EQUATIONS . D-W AVE ANNEALING & GATE MODEL LONG-TERM $450 - 850B TAM (ANNEALING) ONLY GATE MODEL ONLY MID-TERM $25 - 50B TAM NEAR-TERM $2-5B TAM 1. Boston Consulting Group: “Where Will Quantum Computers Create Value – and When?” May 2019 (80% of TAM accruing to end-users; 20% to quantum hardware, software and services providers) 9 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

10 STRONG DEMAND FOR QUANTUM SOLUTIONS ALREADY EXISTS 81% of companies have quantum use cases in 1 mind in the next three years 39% 33% of business leaders see quantum’s impact OF COMPANIES ARE EXPERIMENTING WITH 1 as “transformational” to society 1 QUANTUM TODAY 31% of enterprises have abandoned complex 1 problems because of time to solve 1 CATALYST FOR ADOPTION: competitive advantage 99+ EXPECTED BENEFITS: speed, cost, and accuracy NEAR-TERM COMMERCIAL USE $850B CASES IDENTIFIED BY 3 2 EXPERTS EXPECTED TAM BY 2040 1. 451 researc h am ong fortun e 5000 com panies 2. B C G researc h 3. McK i nse y research 10 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

11 NOW SERVING BLUE CHIP LOGOS IN KEY MARKETS LOGISTICS PHARMA FINANCE Shipping container logistics Portfolio risk reduction and Protein folding Employee scheduling return optimization Clinical trials Farm to market food delivery Marketing campaign optimization Drug discovery Last mile vehicle routing Fraud detection 11 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

12 B U S I N E S S - C R I T I C A L G R O C E R Y TA S K S IN MINUTES INSTEAD OF HOURS “What Advantage gives us, is the ability to seamlessly integrate quantum into our business problems. We've been able to decrease the amount of time to get a result from 25 hours down to seconds.” —ANDREW DONAHER, VP DIGITAL & ANALYTICS, SAVE-ON-FOODS < 2 MINUTES 25 HOURS TO < 2 MINUTES 4K COMBINATIONS & 4M VARIABLES 12 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

13 Confidential & Proprietary Information: D-Wave Systems Inc.

14 R E D U C E WA S T E I N T H E AUTOMOTIVE SUPPLY CHAIN “By continuing to research and develop these types of algorithms, we hope to have a significant impact on Volkswagen’s core business throughout multiple units. This application has immediate, real-world implications for production and logistics.” % 80 —VOLKSWAGEN QUANTUM COMPUTING RESEARCHER SHEIR YARKONI REDUCTION IN WASTE AND PAINT TIME 14 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

A QUANTUM SOLUTION

PREDICTING PROFITABILITY



TIME TO SOLVE
D-Wave: 171 seconds
Tensor Networks: 1 day
Other classical solvers: No solution found

Maximum value at lowest risk

With 10 ^ 382 possible portfolios, the hybrid quantum/classical system made short work of it.

"These results are exciting because they really show a commercially valuable application of quantum computing today."

—SAM MUGEL, CTO, MULTIVERSE

15 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

SELECT CUSTOMERS

FROM IMPLEMENTATION TO EXECUTION

CUSTOMER	APPLICATION EVALUATION	PROOF OF CONCEPT	PILOT DEPLOYMENT	PRODUCTION DEPLOYMENT
PHARMA	CLINICAL TRIALS			
FINANCE	MARKETING CAMPAIGNS			
FINANCE	PAYMENT PROCESSING FEATURE SELECTION			
PHARMA	RNA FOLDING CODON MRNA			
MANUFACTURING	FACTORY AUTOMATION/AV ROUTING			
TRANSPORTATION	RECYCLING & TRASH COLLECTION: SMART CITIES			
LOGISTICS	CONTAINER LOGISTICS			
RETAIL	GROCERY DELIVERY EMPLOYEE SCHEDULING			
AUTOMOTIVE	PAINT SHOP SCHEDULING			
ELECTRONICS	OLED MATERIALS			
PHARMA	PROTEIN FOLDING			

16
CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

1 7 1 D-WAVE LEADS THE PACK D-WAVE CUSTOMER APPLICATIONS • Peptide Design • Employee Scheduling • Last-Mile Vehicle Routing • Paint Shop Scheduling • Financial Portfolio Return Optimization • Farm to Market Food Delivery • Digital Marketing • OLED Materials Development • Financial Risk Reduction • Marketing Campaign Optimization • Shipping Container Logistics • RNA Folding • Clinical Trials 0 5 10 15 NUMBER OF CUSTOMER READY APPLICATIONS 1. Based on publicly available information as of September 8, 2021. 17 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

D-WAVE’S INTEGRATED HARDWARE AND SOFTWARE SOLUTION BETTER THE QUANTUM THE QUANTUM CLOUD COMPUTER BUILT SERVICE BUILT FOR BUSINESS FOR BUSINESS 5,000+ qubits 1 million variable hybrid solver TOGETHER IN-PRODUCTION APPLICATIONS AT BUSINESS SCALE WILL SUPPORT BOTH ANNEALING AND GATE 18 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

1 9 LEAP: THE REAL-TIME QUANTUM CLOUD SERVICE D-WAVE ADVANTAGE CLOUD-BASED REAL-TIME ACCESS USER INTERFACE Cloud access to the D-Wave quantum computer Security, privacy, and reliability to support Powerful HYBRID SOLVERS that run problems on a PRODUCTION APPLICATIONS combination of quantum and classical resources 19 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

D-WAVE VIDEO 20 Confidential & Proprietary Information: D-Wave Systems Inc.

THE MOST CONNECTED AND POWERFUL QUANTUM COMPUTER

BUILT FOR BUSINESS

D-WAVE advantage

SUPPORTS HYBRID APPLICATIONS OF REAL-WORLD SIZE

Up to 1 million variables

ANNEALING QUANTUM PROCESSOR DESIGN

5,000+ qubits

ONGOING INCREASES IN COHERENCE & CONNECTIVITY


advantage
advantage



21 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D:WAVE

D-WAVE'S PLAN TO DELIVER A

SCALED GATE MODEL SYSTEM[1]



VALIDATE MULTILAYER FAB STACK

New qubit design with low error rates

VALIDATE ON-CHIP CONTROL

On-chip control with no increase in qubit errors

VALIDATE ERROR CORRECTION

Sixty qubit system using partial error correction

FIRST AT-SCALE SYSTEM

5,000 qubit system configurable with full or partial error correction

1. Images for illustrative purposes only.

22 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D:WAVE

SUMMARY FORECAST FINANCIAL PERFORMANCE 1 REVENUE FORECAST REVENUE ($MM) $551 $600 SERVICES REVENUE CLOUD REVENUE $400 $219 $200 $72 $27 $11 $0 (2) 2022 E 2023 E 2024 E 2025 E 2026 E % GROSS 57% 66% 75% 82% 84% 1 MARGIN 1 ADJUSTED EBITDA FORECAST Adjusted EBITDA ($MM) Adjusted EBITDA Margin % Adjusted EBITDA Margin (%) $400 100% 75% $226 $200 50% 25% $14 $0 0% (25%) ($59) ($70) ($83) ($200) (50%) 2022 E 2023 E 2024 E 2025 E 2026 E 1. Revenue channels are still being defined; exact nature and accounting recognition of revenue to be determined. Information has been prepared on the basis of certain technical, market, competitive and other assumptions to be subsequently described in further detail, and which may not be satisfied. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time frame described or at all. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See “Cautionary Note Regarding Non-GAAP Financial Measures” earlier in this Presentation. 2. Approximately 40% of 2022 E Revenue is booked, and 2022 renewals of contracts entered into during prior periods is estimated to represent an additional 5% of 2022 E Revenue 23 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

24 TRANSACTION EXPECTED TO PROVIDE D -WAVE WITH A FULLY FUNDED BUSINESS PLAN D-WAVE FORECAST CASH POSITION (1)(2)(3) FORECAST END OF YEAR CASH BALANCE ($MM) $800 $600 $522 FORECAST CASH GENERATION $400 $354 $230 $168 $200 FORECAST $150 FORECAST END OF YEAR BEGINNING CASH BALANCE $91 $77 OF YEAR $168 CASH BALANCE $91 $0 ($58) ($59) FORECAST CASH BURN ($80) ($200) 1 2022 E 2023 E 2024 E 2025 E 2026 E 1. 2022 YE cash balance assumes $280MM invested ($300MM from SPAC, $40MM from PIPE, net $60MM of expected transaction fees) in 2022; excludes impact of any interim financing before transaction close 2. Assumes no redemptions from existing SPAC shareholders 24 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

DETAILED FORECAST FINANCIAL PERFORMANCE[1]

$MM	2022E	2023E	2024E	2025E	2026E
Revenue[1]	11	27	72	219	551
% Growth	*119%*	*135%*	*166%*	*206%*	*151%*
Gross Profit[2]	7	18	54	180	465
% Margin	*57%*	*66%*	*75%*	*82%*	*84%*
Adjusted EBITDA [2,3,4]	(59)	(83)	(70)	14	226
% Margin	*n.m.*	*n.m.*	*n.m.*	*7%*	*41%*

1. Revenue channels are still being defined; exact nature and accounting recognition of revenue to be determined. Information has been prepared on the basis of certain technical, market, competitive and other assumptions to be subsequently described in further detail, and which may not be satisfied. As a result, these projections are subject to a high degree of uncertainty and may not be achieved within the time frame described or at all.
2. Cost of Goods Sold includes System Cost Depreciation. System Cost Depreciation is added back to calculate adjusted EBITDA.
3. Operating Expenses includes Stock Based Compensation. Stock based compensation is added back to calculate adjusted EBITDA.
4. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See "Cautionary Note Regarding Non-GAAP Financial Measures" earlier in this Presentation.

25 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

INDUSTRY LEADING MANAGEMENT



ALAN BARATZ, PhD
CEO
35 years of technology leadership experience. CEO of D-Wave since January 2020. Previously was the head of R&D and Chief Product Officer. Serial CEO, VC, first president of Javasoft, senior executive at IBM, Sun, Cisco, Avaya, News Corp.



JOHN MARKOVICH
CHIEF FINANCIAL OFFICER
Senior financial executive with extensive experience and successful track record in leading both public and private high growth technology companies through all phases of development.



TANYA J. ROTHE
GENERAL COUNSEL
Member of the bars of CA and BC. Registered patent and trade-mark agent. Award winning, recognized for innovative approaches to developing and protecting IP.



VICTORIA BRYDON
VICE PRESIDENT HUMAN RESOURCES
20 years of experience in the development and execution of technical and scientific talent strategies.

TECHNICAL



MICHELE MACREADY
SVP, CLOUD & PROFESSIONAL SERVICES
25 years as a technology executive, strategy and technology consultant, and startup advisor, bringing leading-edge technology products to market at Cambridge Technology Partners, Bios Group, EA.



MARK JOHNSON, PhD
VP, QUANTUM TECH. & SYST. PRODUCTS
16 years designing, building and delivering commercial quantum computers for D-Wave. Prior, scientist at Northup Grumman Space Technology and TRW focused on superconducting circuitry.



ANDREW BERKLEY, PhD
UNIV. OF MARYLAND
Expert in superconducting quantum devices, led system architecture for five generations of quantum annealing products.



RICHARD HARRIS, PhD
UNIV. OF BRITISH COLUMBIA
Expert in superconducting circuit design and using D-Wave systems for condensed matter simulation.



TREVOR LANTING, PhD
U.C. BERKELEY
Expert in quantum processor development, led development of five generations of quantum annealing products.

COMMERCIAL



JENNIFER HOUSTON
CMO
20 years of technology marketing and communications. Former VP of Corporate Marketing and part of senior leadership team for Apptio's 2016 IPO.



DANIEL LEY
SVP, SALES
25 years of technical sales and sales management, driving technology adoption and growing revenue. Sales executive at CA Technologies, Packet Design, Ciena.



MARK SNEDKER
Vice President, Professional Services
27 years of executive leadership. A quantum technology evangelist focused on delivering growth objectives through technology innovation, and operational excellence. Former Managing Director at Accenture.

26 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

QUANTUM 27 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

SHARE BONUS STRUCTURE FOR NON -REDEEMING SPAC (1) PUBLIC SHAREHOLDERS $ in millions except per-share amounts (2) Illustrative Redemptions -- 10% 20% 30% 40% 50% 60% 63% SPAC Non-Redeeming Shares 30.0 27.0 24.0 21.0 18.0 15.0 12.0 11.0 (+) Bonus Shares 5.0 5.0 5.0 5.0 5.0 5.0 5.0 5.0 Total Shares Issues to SPAC Shareholders 35.0 32.0 29.0 26.0 23.0 20.0 17.0 16.0 SPAC Non-Redeeming Shares 30.0 27.0 24.0 21.0 18.0 15.0 12.0 11.0 (x) Illustrative $10.00 Purchase Price $10.00 $10.00 $10.00 $10.00 $10.00 $10.00 $10.00 $10.00 Cost of SPAC Non-Redeeming Shares $300 $270 $240 $210 $180 $150 $120 $110 (/) Total Shares to SPAC Shareholders 35.0 32.0 29.0 26.0 23.0 20.0 17.0 16.0 Illustrative Cost Basis to SPAC Shareholders $8.57 $8.44 $8.28 $8.08 $7.83 $7.50 $7.06 $6.88 Non-redeeming SPAC public shareholders to receive a As redemptions increase, cost basis to non-redeeming SPAC public pro-rata portion of a 5 million share bonus pool at shareholders decreases. Bonus shares to be received by each non- $9.00 close ($8.57 cost basis assuming zero redemptions) redeeming SPAC public shareholder capped at 63% redemptions $8.50 $8.00 $7.50 $7.00 $6.50 -- 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% Illustrative Redemptions % Note: Illustrative share prices and redemptions are hypothetical and actual results may differ materially. The above table, which speaks only as of the date hereof, does not provide certainty regarding an expected return and is not a prediction or guarantee of future performance. 1. PIPE investors are being provided with a similar bonus share structure based on a pool of up to 1.8 million bonus shares. 2. Redemption level at which minimum cash condition is expected to be met 63.3%. Pursuant to the terms of DPCM’s warrant agreement, the bonus share structure is expected to result in the adjustment of the number of shares into which each of DPCM’s existing SPAC warrants is exercisable by the same ratio by which the non-redeeming DPCM public shareholders will receive bonus shares. 28 28 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC. Illustrative Cost Basis to SPAC Shareholders

THE POWER OF QUANTUM COMPUTING THE PROBLEM Optimizing sharing of resources between hospitals 0 1 0/1 BITS limit the number of possible QUBITS allow quantum computers to see all possible solutions at once, solutions a classical computer can making it much easier to find the see at one time, making it much more difficult to find the optimal solution optimal solution BITS vs QUBITS 0/1 Qubits can exist in both states at once , Bits are limited to a single state 0 1 allowing much faster computation They can be either or Computing the optimal groupings of hospitals is out of reach for classical computers for problems with 1,000+ hospitals 29 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

ANNEALING QUANTUM COMPUTING

A NATURAL FOR OPTIMIZATION

ANNEALING EXAMPLE BENEFITS

VW PAINT SHOP SCHEDULING
D-Wave: 80% waste reduction at 750 cars

JÜLICH SC BOOLEAN SATISFIABILITY
D-Wave outperforms gate QAOA and noiseless simulators[3]

LANL EVALUATIONS
D-Wave: 15 seconds to solve

ANNEALING QUANTUM COMPUTING OUTPERFORMS GATE-MODEL ON OPTIMIZATION PROBLEMS

GATE-MODEL WITH QAOA

VW PAINT SHOP SCHEDULING
Gate QAOA: Like random guessing at 11 cars[2]

JÜLICH SC BOOLEAN SATISFIABILITY
"…the QAOA cannot compete with quantum annealing…"[3]

LANL EVALUATIONS
Gate QAOA: ~30 hours to solve[4] (50% to 100% more iterations)

THE STRENGTH OF ANNEALING

Annealing systems use quantum mechanical effects to find low-energy states. Most optimization problems can be efficiently mapped into this model.

As coherence and connectivity increase, annealing systems will deliver even greater performance in solving optimization problems.

THE DIFFICULTY FOR GATE

Classical preprocessing requires optimizing "angle" parameters for each iteration. Each optimization step has recently been proven NP-Hard, even if approximation errors are permitted.[1]

The overhead of error correction will likely eliminate any speedup on error corrected gate systems.[5]

1.(arXiv:2101.07267v1) 2.(ArXiv: 2011.03403v1and www.youtube.com 3.(Willsch et al. Quantum Information Processing, 2020) 4.(Ushijima-Mwesigwa et al. ACM Transactions on Quantum Computing, 2021) 5.PRX Quantum 1, 020312 (2020)

30 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D-Wave

GATE MODEL TECHNOLOGY COMPARISON

SUPERCONDUCTING ADVANTAGES[1]

	SUPERCONDUCTING D-Wave, Google, IBM, Rigetti	ION TRAP IonQ, Honeywell, AQT	PHOTONIC PsiQuantum, Xanadu
PROS	• Faster gate speeds • Proven ability to scale (D-Wave)	• Longer coherence times • High qubit connectivity within a trap	• Infinite coherence times • Naturally scalable
CONS	• Short coherence times (time available for quantum computation) • Requires qubit calibration	• Slower gate speeds • Higher error rates as number of gates increases • Requires connectivity between traps • Unproven ability to scale	• Requires error-free interaction between photons • Photon loss results in errors • Photon speed makes quantum-classical interaction difficult
SHOR'S ALGORITHM	• 8 hours • 20 million qubits	• 100 days • 1 billion qubits	• 1 year • 1 billion qubits

1. Based on publicly available information as of September 8, 2021.

31 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D-Wave

DPCM

DPCM Capital, Inc (NYSE: XPOA) a special purpose acquisition company

RAISED $300M



CHIEF EXECUTIVE OFFICER

Emil Michael

B.A., Harvard University
J.D., Stanford Law School

CAREER HIGHLIGHTS

- Chief Business Officer at Uber, played a pivotal role in raising nearly $15B in capital and leading Uber's expansion in China
- Previously Chief Operating Officer at Klout
- Investor in broad range of category defining companies

BOARD OF DIRECTORS



Peter Diamandis



Denmark West



Desiree Gruber

BOARD OF ADVISORS



Shervin Pishevar



Betsy Atkins



Dr. Eric Schmidt

DPCM TEAM EXPERIENCE*

UBER Alphabet codecademy airbnb SPACEX slack stripe Virgin hyperloop DiDi cue PillPack an amazon company

*Companies at which members of the DPCM team have served as executives, directors or advisors

32 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

D:WAVE

D:WAVE THE COMMERCIAL QUANTUM COMPUTING COMPANY



CHIEF EXECUTIVE OFFICER

Alan Baratz, PhD

PhD, Computer Science, MIT

CAREER HIGHLIGHTS

- ✓ Prior to becoming CEO, served as EVP of R&D, responsible for all products, technologies, and services
- ✓ First President of Javasoft, building Java into a platform in nearly 80 percent of Fortune 1000 companies
- ✓ Held executive positions at Avaya, Cisco, and IBM; Served as CEO of Versata, Zaplet, and NeoPath Networks, and as a managing director at Warburg Pincus LLC



CHIEF FINANCIAL OFFICER

John Markovich

MBA, Michigan State University

CAREER HIGHLIGHTS

- ✓ 25+ years as CFO for rapidly growing private and public technology companies with extensive international experience
- ✓ Previously CFO of XANT, Veritone, NanoH2O, EMCORE, Energy Innovations, Tickets.com, and Optical Coating Laboratories
- ✓ Has negotiated and closed over 150 debt, equity, M&A, and JV transactions totaling over $2.5 billion in value including the IPO of Tickets.com

RELEVANT EXPERIENCE

Sun microsystems, AVAYA, cisco, IBM, versata, XANT, Nano H2O, VERITONE, TICKETS.COM, emcore

33 CONFIDENTIAL & PROPRIETARY INFORMATION: D-WAVE SYSTEMS INC.

QUANTUM 34 CONFIDENTIAL & PROPRIETARY INFORMATION: D -WAVE SYSTEMS INC.

Exhibit 99.3

Investor Presentation – Transcript

Emil Michael:

Hi, my name is Emil Michael, I’m the Chairman and CEO of DPCM Capital. I’m a four-time entrepreneur, and my latest endeavor was being the Chief Business Officer at Uber, effectively the number two, where I focused on raising money, added up to about $15 billion over my four years there. I ran our China business, and our Enterprise business, along with our Russia business.

Last year we launched our first SPAC. We raised $300 million and the idea that I had was to make sure we were surrounding ourselves with former operators and entrepreneurs in the SPAC, both on the board level and as advisors, so that we could pick a company that we could truly partner with over the long term and add value to over the long term.

Today we’re happy to talk about the deal we announced with D-Wave, which is the leader in quantum computing in our view.

I’m especially excited about the leadership under Alan Baratz. He is both technically deep in a way that is unique in the industry, and commercially- minded. And D-Wave, therefore, I think, has the best chance of being the largest quantum computing independent player in the market. They have real customers today with real applications delivering real revenue to the business.

Now, I want to give a transaction overview. As you can see in this slide, we raised $300 million which is in trust. D-Wave has a pre-money valuation of about $1.2 billion. Upon closing, we expect to have a market cap of approximately $1.6 billion, and an enterprise value of $1.3 billion assuming no redemptions by the public stockholders. And we’re excited to move forward with this transaction as soon as possible.

While we believe our targeted valuation compares favorably with the peers, to further incentivize investors to invest and to not redeem, we have incorporated a very innovative bonus structure to non-redeeming SPAC shareholders which will be quite compelling as it effectively reduces the cost basis to all shareholders in the SPAC who decide not to redeem. And now, I want to hand it off to Alan to talk about the company in detail.

Alan Baratz:

Thanks, Emil. As Emil said, my name is Alan Baratz and I’m the CEO of D- Wave Systems. D-Wave is the quantum computing hardware, software, and services company. Quantum computing uses quantum mechanical effects, including superposition, entanglement, and tunneling to compute problem solutions significantly faster than they can be computed using classical computers.

At D-Wave, we know that quantum computing is going to drive very significant and very positive change throughout the world. And that this will happen through not only revolutionary applications but also evolutionary applications. Even applications like employee scheduling, or manufacturing plant floor optimization, or shipping logistics optimization, they can all benefit significantly from quantum computing.

Investor Presentation – Transcript

On the revolutionary side, applications like developing designer drugs, or new materials discovery, or global weather modeling, or carbon dioxide reclamation and reuse, these are all problems that simply cannot be solved today using classical computers. But they will all be made possible with quantum computing.

However, the thing that makes D-Wave different from every other quantum computing company is that everybody else talks about what can happen or what will happen, but we talk about what is happening. And the reason is that we are the only quantum computing company with commercial quantum computers supporting Global 2000 customers and real business applications.

There are just a few points that I’d like to make on this chart. Our primary business model is a cloud-based recurring revenue platform-as-a-service model. What I mean by that, is that our customers have applications that require quantum compute cycles, and they pay us on a recurring revenue basis to access those quantum compute cycles through our quantum cloud service.

However, currently, many customers need help understanding which applications can most benefit from our quantum systems, and how to build out those applications. As a result, we also have a professional services organization as well as a professional services component to our business model.

Currently, about 50% of our revenue is professional services, and 50% is recurring platform-as-a-service revenue. However, as we look out over a five-year time frame, we will rapidly grow to the point where well north of 90% of our revenue is recurring platform-as-a-service revenue.

The reason for this is that our professional services engagements are relatively short, upfront engagements. But once those applications move into production, they run year after year after year, generating ongoing recurring revenue for D-Wave, building backlog, and establishing a more predictable revenue growth stream.

We were the first quantum computing company to deliver a real-time quantum cloud service to market; that’s our leap cloud service, and it’s currently backed by our 5000-qubit Advantage quantum computer.

We have a very extensive IP portfolio with over 200 U.S. granted patents, and over 100 in-process worldwide, and this covers everything from superconducting circuit fabrication because we do use superconducting technology, to quantum circuit design, to I/O, to refrigeration, and up through to hybrid solvers and applications.

Investor Presentation – Transcript

In fact, last year in 2021, we were in the top five for quantum patents alongside IBM, Google, Intel, and Northrop Grumman. So we’re in very good company and way ahead of the other independent quantum computing companies.

There are five important differentiators that make D-Wave unique in the quantum computing industry. First, we decided early on to take a practical approach to quantum computing. What I mean by that is an approach that would allow us to get quantum computers into the hands of developers, customers, and users as quickly as possible so that we and they could learn from the use of those systems.

And we could iterate as quickly as possible to the point where we could become commercial. As a result, we selected an approach to quantum computing called annealing quantum computing.

We selected annealing for three reasons. First, it’s much easier to scale annealing quantum computers than gate-model quantum computers. Gate- model is the approach that all the other quantum companies have selected. In fact, with respect to scaling, we are currently at over 5,000 qubits while everybody else is at around 50 qubits.

Second, annealing quantum computing is far less sensitive to errors. We’re able to compute good solutions to hard problems today even without the need for error correction. And finally, annealing is very well-suited to solving optimization problems, and optimization represents most of the important, hard problems that businesses need to solve.

Moreover, that decision to pursue annealing quantum computing turned out to be even more important and more valuable to D-Wave than we originally thought. The reason is that we learned something very important about annealing and gate-model quantum computing in the middle of last year.

Specifically, at that time, it was shown mathematically as well as demonstrated experimentally that the gate-model approach to quantum computing, the approach that everybody else is pursuing, is not good at delivering a speed up on optimization problems.

In fact, the mechanism that’s used today to enable gate-model quantum computers to solve optimization problems has significant classical compute overhead, and this eats up all the benefit that the gate-model system could otherwise provide on the optimization problem.

But this is not an issue for our annealing quantum computers. Annealing quantum computers are native optimization engines, and very good at solving optimization problems. This means that annealing is the quantum workhorse for solving optimization problems, and optimization represents more than

Investor Presentation – Transcript

25% of the total addressable market for quantum. Since D-Wave is the only company in the world that delivers annealing quantum computers, this means that only D-Wave can address that optimization portion of the quantum market.

Our second key differentiator is that D-Wave is a full-stack provider. We provide everything from the quantum computers, to the quantum cloud service, to the software development tools, to the hybrid solvers for combining classical with quantum resources, all the way up through to professional services. Moreover, we are about to take full-stack to a new level.

At D-Wave we have invested over 10 years in researching, designing, and building our annealing quantum computers and solving the hard problems needed to make those systems commercial. We are now transitioning our annealing quantum computing program into a more traditional product development cycle where every couple of years we will bring out a new system with increased performance.

What this means is that we now have significant research bandwidth to apply to a new class of hard problems. As a result, we announced several months ago that we’re now also developing a gate-model quantum computer.

This means that D-Wave will be the only company in the world delivering both annealing and gate-model quantum computers. And as a result, the only company in the world able to address the full set of use cases for our customers and able to access the full TAM, or total addressable market for quantum computing.

Our third point of differentiation is our Leap quantum cloud service. We brought our Leap cloud service to market back in 2018, as the first and still the only real-time quantum cloud service. And we designed it not only to support research experimentation, but also to support business application in production by incorporating the reliability, the security, and the privacy needed to support such applications.

Fourth, we have a proven track record of on-time product delivery for both hardware and software. Our current 5000-qubit Advantage quantum computer is our fifth-generation system. And we have demonstrated over and over again our ability to deliver both hardware and software on or ahead of schedule, and on spec.

And finally, we’ve demonstrated significant speedups on important real-world problems using our annealing quantum computer. And I’m not talking about synthetic benchmark problems, which are the types of problems for which speedups are being shown on gate-model systems. I’m talking about important real-world problems.

Investor Presentation – Transcript

For example, the problem referenced on this chart is a magnetic materials phase transition computation that’s known as the Kosterlitz-Thouless phase transition. The theory behind this won the Nobel Prize back in 2016, and we’ve been able to perform this computation on our system three million times faster than using path integral Monte Carlo classical systems which is the approach of choice for this type of problem.

With respect to the total addressable market for quantum, we’re using the Boston Consulting Group data, which is pretty much the data that everybody else in the industry is using. BCG estimates that the total addressable market is two to five billion in the near-term, growing to roughly 450 to 850 billion in the 20-plus year time frame.

Moreover, BCG estimates that about 20% of this is what’s available to the quantum hardware, software, and services providers. This implies that the TAM for us and the other quantum companies is roughly a billion in the near- term growing to about 150 billion in the longer term.

Moreover, BCG divides this TAM into four computational areas: combinatorial optimization, that’s problems like employee scheduling or manufacturing platform optimization; linear algebra, that includes machine learning; factorization, that’s cryptography; and differential equations, that’s what’s required for quantum chemistry or computational fluid dynamics.

As I mentioned previously, we now know that annealing is the quantum workhorse for optimization problems. And since only D-Wave provides annealing quantum computers, the optimization portion of the total addressable market is essentially accessible to only D-Wave.

And while annealing can address linear algebra and factorization as well, the one area that it cannot address is differential equations. That requires a gate- model quantum computer. However, once we bring our gate-model quantum computer to market, we will be the only quantum computing company that is able to address the full TAM for quantum.

Now, let’s talk about the readiness of the market for quantum. About a year ago, 451 Research, an arm of the S&P, did a survey of about a thousand Fortune 5000 companies. What they found at that time was that over four in five of the companies surveyed had a use case in mind for quantum that they expected to start pursuing sometime within the next three years.

Moreover, almost 40% of the companies surveyed said that they had a use case that they were working on today. More recently, Hyperion Research did a similar survey, and they found that it is now over 60% of the companies surveyed that have a quantum use case that they are pursuing today.

There are three industries that D-Wave is currently pursuing; manufacturing and logistics is the first, pharma is the second, and finance is the third. We are focused on these three industries because they are the industries that have very hard but very important optimization problems that need to be solved.

Investor Presentation – Transcript

So this represents the low-hanging fruit for annealing quantum computing and for D-Wave today. Moreover, every application that you see on this chart, for example, employee scheduling, protein folding, portfolio risk reduction, these are all applications that we are working on with our customers today.

Similarly, every customer you see on this chart – for example, Volkswagen, Save-On-Foods, GlaxoSmithKline, BBVA – these are all customers that we are working with. So let me now spend a minute drilling down on a few applications. I’d like to start with Save-On-Foods.

Save-On is a Canadian grocery chain. They came to us in the height of the pandemic when they found that a portion of their operations was becoming increasingly complex as a result of the additional requirements and constraints placed on them by the pandemic.

In fact, for a particular optimization problem, it was taking them up to 25 hours per location per week to be able to solve that problem. At that time, D- Wave had a program in place where we were giving free quantum compute time to anybody working on a COVID-related problem.

So under that program, we worked with Save-On-Foods to map their application into our quantum computer. And they are now able to solve that problem in less than two minutes per location per week, down from 25 hours per location per week, a significant savings, and a significant benefit.

The second example is Volkswagen. When we delivered our 5000 qubit Advantage quantum computer, Volkswagen decided that it was time to start looking at the possibility of applications that could benefit their internal operations. They decided to start with the back end of their manufacturing process when they paint the vehicles.

The problem is to schedule the painting of vehicles to minimize paint changes. Because every time there’s a paint change, you introduce delay, and you introduce waste. What Volkswagen found was that by using our quantum computer, they were able to develop schedules that would allow them to paint up to five times more vehicles per paint change over the schedules that they were computing using their internal classical compute resources. This results in potentially up to an 80% reduction in waste.

The Save-On and Volkswagen examples point out that there are two important benefits to using quantum computing. In the case of Save-On- Foods, a dramatic reduction in the time to compute the solution to the problem.

Investor Presentation – Transcript

In the case of Volkswagen, a significantly better solution within the given amount of time for computing the solution to that problem. Quantum computing can aid in both of these areas, reducing compute time and delivering better solutions within a given amount of time.

The third example that I want to spend a minute on is a portfolio optimization problem. This was work done by a partner of ours, Multiverse, for European bank, BBVA. The problem was to compute the best return on a portfolio subject to a given risk profile as measured by the Sharpe ratio. There were several different portfolios and several different systems being used to compute the solutions.

What they found was that on the largest portfolio only two systems compute the solution. The first was Tensor Networks from Google, which is classical and took about 32 hours to compute the solution. And the second was the D- Wave quantum computer, which took less than three minutes, only 171 seconds to compute the solution.

I mentioned that our go-to-market model includes both professional services and platform-as-a-service. This chart shows our four-phase engagement model where the first three phases are professional services, and the fourth phase is that recurring revenue platform-as-a-service component.

In the first phase, we charge $50,000 for a two-month engagement to help our customers understand which application or applications can most benefit from our quantum systems. In the second phase, we charge $350,000 for a five-month engagement to build out a proof of concept for one of those applications.

The third phase is also a $350,000 five-month engagement to help bring that application up in our customer’s environment on a small scale; essentially, to do a pilot deployment. And finally, the fourth phase is when we move into full production where we charge between $500,000 and a million dollars per year per application.

The exact price is based on the size of the application, the complexity of the application, and the frequency with which the application needs to access the quantum computer. It’s important to note that in its fourth phase, we are charging per application not per customer. So if a customer has two or three applications, then they would be paying us on a recurring revenue basis separately for each of those applications.

I’d also like to mention that every row that you see on this chart is a real customer and a real application. And many of these customers are Global 2000 companies. For example, our customers include companies like Volkswagen, as I’ve already discussed, GlaxoSmithKline, and DENSO. And that essentially makes us quite unique in the quantum computing industry.

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We are focused on working with Global 2000 companies to help develop and deploy real business applications as opposed to just focusing on government funded research experimentation which is pretty much where all of the other quantum computing companies are focused today.

Okay that’s a little bit on applications, customers, and our go-to-market model. Let me now switch gears and talk for a few minutes about our products.

As I said, our current generation quantum computer is our 5,000-qubit Advantage quantum computer. We brought that system to market about a year ago. And a few months ago, we made generally available our Advantage performance update.

This was a new chip; they used a modified fabrication process with some new materials to deliver even better performance than our original Advantage quantum computer. In fact, this system can deliver up to a 2X performance improvement on spin glass optimization problems which are some of the hardest of the optimization problems.

However, it’s not just about the hardware, it’s also about software. Our software includes our Leap quantum cloud service, our hybrid solvers for using classical compute in combination with quantum compute, and our software development tools. When we brought our Advantage performance update to market a few months ago, we also launched a new hybrid solver called our constrained model solver.

In addition to delivering better performance than our previous hybrid solvers, this solver for the first time raised the level of abstraction for developers building applications on our quantum computer. So specifically, if you’re a data scientist, or a data analyst, and you’re accustomed to building applications by using linear programming, or quadratic programming, or mixed integer programming, our new hybrid solver can now take those application models, and automatically map them to the quantum computer.

Moreover, when we bring our gate-model quantum computer to market, we will be enhancing our cloud service, our software development tools, and our hybrid solvers to support both our annealing, and our gate-model quantum computers. Let me talk for a minute about our Leap quantum cloud service.

As I mentioned, we brought this to market back in 2018, as the first real-time quantum cloud service. Leap is a very comprehensive service offering. It provides everything from real-time access to our quantum computers, to access to our hybrid solvers, to access to our complete suite of software development tools.

Investor Presentation – Transcript

It includes a full integrated developer environment so you can program your applications right there inside of Leap with nothing to download. It also includes application templates for quick start in developing applications, and a whole host of learning and educational materials.

Moreover, as I mentioned, this was designed not just for research experimentation but also to support real business applications at production of scale. Our Leap cloud service is currently backed by a 5000-qubit Advantage quantum computer and the Advantage performance update that we brought to market a few months ago. When we brought the Advantage performance update to market a few months ago, we also announced the roadmap for our next generation Advantage quantum computer called Advantage 2.

This system will have over 7000 qubits, increased connectivity, and increased coherence time. All three of these elements are extremely important because it’s increased qubits, increased connectivity, and increased coherence time that allows us to solve larger, and more complex problems faster and faster. In fact, our plan going forward is that every couple of years, we will deliver a new annealing quantum computer with more qubits, more connectivity, and more coherence.

Finally, from a product perspective, I want to talk about our new gate-model program. We also announced this a few months ago. What makes D-Wave unique in our approach to gate-model systems is that we are focused on driving quickly to a scaled, error-corrected gate-model system. We’re not taking the same path that everybody else in the quantum industry has taken.

Their approach has been to fabricate a few qubits, attach some I/O lines, and try to wiggle the qubits to get them to do something. That’s experimentation. We’re focused on commercial. We focused on commercial with our annealing quantum computer, and now we’re focusing on commercial with our gate- model program.

This means driving to a scaled, error-corrected system as quickly as possible. And there are a number of very important and very challenging technologies that we had to develop as a part of our annealing program that are directly applicable to our gate-model program. For example, multi-layer qubit fabrication, we are the only company that fabricates qubits in a multi-layer stack as opposed to a single layer on a wafer.

This is very important because that’s what allows us to get the qubit density that we are getting today. That’s why we have 5000 qubits when our competitors are generally at about 50 qubits. However, when you fabricate qubits with that kind of density, you become very sensitive to slight differences in the fabrication process across the chip.

Investor Presentation – Transcript

And as a result, the qubits can all perform slightly differently from one another. This drives the need to be able to tune those qubits. You need to be able to design and build qubits where you can read parameters from the qubits, and then adjust those parameters to homogenize the qubits so that they all perform identically. This is very challenging, and another hard technology that we had to perfect as a part of our annealing quantum system.

Third is on-chip control. We are the only company in the world that has control on the same chip as our qubits. This is very challenging because of cross talks between the control elements and the qubits.

Actually, cross talk just between qubits is very challenging, but once you add control, it makes it significantly more difficult. And we’ve worked through how to manage that so that we are now able to deliver systems that have control on the same chip as the qubits.

This is extremely important as it’s what allows us to read qubit parameters and adjust them. That’s how we homogenize the qubits. It also gives us on- chip addressing and pipelining for rapid programming and readout. This is why we’re able to control our 5000-qubit quantum computer with only 200 I/O lines where everybody else in the industry has one I/O line per qubit.

Moreover, all of these technologies that we had to develop for our annealing quantum computer, they are all directly applicable to building a scaled, error- corrected gate-model system. And we are the only company that has those technologies available. Our competitors haven’t even started working on developing them.

Before I hand it over to John Markovich, who is our CFO, to talk about financials, I want to take a minute to say that we also have a very strong and complete management team. The company is managed by myself and John. We have an exceptional R&D team in both hardware and software. And we have a complete go-to-market organization, including sales, marketing, and professional services.

So thank you for your time. And now, I’ll turn it over to John to spend some time talking about the financials.

John Markovich:

In preparation for this transaction, we have developed a very comprehensive bottoms-up five-year financial plan and are projecting in excess of 160% growth in revenue over the next five years, commencing with a targeted $11 million in revenue for this year. That represents a significant double-digit increase over last year’s revenue.

Approximately 40% of our 2022 $11 million revenue objective is supported by contracted bookings with another 5% supported by the renewal of contracts that were entered into in prior periods. D-Wave has a highly diversified commercial customer base that includes approximately two dozen Forbes Global 2000 companies.

Investor Presentation – Transcript

The growth in our revenue will be driven by a number of drivers, including the broadening of our customer base through significant expansion of our direct sales organization, and our network of channel partners with approximately 25% of the use of proceeds from this transaction to be applied towards our go-to-market initiatives.

Also, an expansion in the number of applications that we are addressing with our customers, as well as an expansion in the number of applications being used by each customer, and lastly an increase in the average transaction size or revenue per customer over the forecast period.

Underpinning these internal growth initiatives is the projected growth of the optimization portion of the TAM that Alan highlighted earlier. Although we believe that we have virtually no competitors in the optimization sector, our financial projections assume that we only capture 15 to 30% of the optimization portion of the TAM, depending upon the year.

And our revenue projections do not include any revenue contributions from the linear algebra and factorization portions of the TAM that our annealing technology can address or from our gate model program.

The 57-84% growth in gross margins is driven principally by the gradual shift in our revenue mix towards the higher margin cloud-based platform-as- a-service recurring revenue that increases from approximately 50% of total revenue this year to about 95% of total revenue over the forecast period.

The expansion in EBITDA margins closely correlates with the expansion in gross margins that reflects the high degree of operating leverage that’s inherent in our business model with EBITDA projected to turn positive on a sustained basis in the second quarter of 2025.

With respect to the cash dynamics of the business, the targeted net proceeds from this transaction provides us with a fully funded business plan. Over the next several years we plan to invest aggressively in software and systems development as well as the go-to-market initiatives that I mentioned earlier.

And we are projecting that the business turns cashflow positive on a sustained basis in the first quarter of 2025.

We have a very capital efficient business model due to the relatively low cost of building our annealing systems in combination with the magnitude of annealing compute capacity that we already have in place. Each one of our three production annealing systems can support approximately 25 to $30 million in annual revenue.

Now let’s talk about the transaction structure. Although we believe that our targeted valuation compares very favorably to other quantum computing companies, particularly given our degree of commercial traction, we have

Investor Presentation – Transcript

decided to provide our shareholders with an incrementally more compelling reason to invest during this challenging market environment. To facilitate this, we have established a pool of an additional 5 million “bonus” shares to be allocated to the non-redeeming SPAC shareholders upon the closing of the transaction.

This pool of 5 million “bonus” shares will be allocated to shareholders that do not redeem their shares in the SPAC and these shares will be allocated on a pro rata basis across all non-redeeming shareholders.

This structure is designed to incentivize the public SPAC investors to retain, and not redeem, their shares in the DPCM Capital SPAC. As set forth on page 24 of the investor presentation, as redemptions increase, the cost basis to the non-redeeming SPAC shareholders decreases.

As an example, if there are no redemptions of the public SPAC shares, all SPAC shareholders will receive a total of 5 million bonus shares that will result in the lowering of their cost basis to $8.57 per share, or a 14% discount to the $10.

Under a 50% redemption scenario, the non-redeeming SPAC shareholders will receive a total of 5 million bonus shares that will result in the lowering of their cost basis to $7.50 per share, or a 25% discount to the $10.

We believe that this very innovative structure will be quite compelling to the public SPAC investors given the inherent downside protection that it is designed to address.

We implemented a very similar structure for our PIPE investors with an additional pool of up to 1.8 million bonus shares. The bonus shares will be allocated to PIPE investors to ensure the same cost basis as the non- redeeming public SPAC shareholders.

This concludes our presentation, and on behalf of D-Wave Systems and DPCM Capital, I would like to thank you for your time and interest in our very exciting company.

[END OF TAPE]

Investor Presentation – Transcript

No Offer or Solicitation

This communication is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to D-Wave Quantum Inc., DPCM Capital, Inc. (“DPCM Capital”) or D-Wave Systems Inc. (“D-Wave”), nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information About the Proposed Transaction and Where to Find It:

A full description of the terms of the proposed transaction between D-Wave and DPCM will be provided in a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) by D-Wave Quantum Inc. that will include a prospectus with respect to the combined company’s securities, to be issued in connection with the transaction and a proxy statement with respect to the stockholder meeting of DPCM Capital to vote on the transaction (the “proxy statement/prospectus”). D-Wave Quantum Inc. and DPCM Capital urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus, as well as other documents filed with the SEC, because these documents will contain important information about D-Wave Quantum Inc., DPCM Capital, D-Wave and the transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of DPCM Capital as of a record date to be established for voting on the proposed business combination. Once available, stockholders will also be able to obtain a copy of the registration statement on Form S-4—including the proxy statement/prospectus, and other documents filed with the SEC without charge—by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in Solicitation

D-Wave Quantum Inc., DPCM Capital and D-Wave, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of DPCM Capital’s stockholders in respect of the transaction. Information about the directors and executive officers of DPCM Capital is set forth in DPCM Capital’s filings with the SEC. Information about the directors and executive officers of D-Wave Quantum Inc. and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to DPCM Capital’s stockholders in connection with the proposed transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.